UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

INFINITY PROPERTY AND CASUALTY CORPORATION

(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

2201 4th Avenue North, Birmingham, Alabama 35203

(Address of Principal Executive Offices) (Zip Code)

(205) 870-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Merger Litigation

On February 13, 2018, Infinity Property and Casualty Corporation, an Ohio corporation (the “Company”), and Kemper Corporation, a Delaware corporation ( “Kemper”), announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Kemper, Vulcan Sub, Inc., an Ohio corporation and a wholly owned subsidiary of Kemper (“Merger Sub”), and the Company. The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Kemper (the “Merger”).

On May 7, 2018, Mr. Jordan Rosenblatt filed a purported shareholder class action lawsuit against the Company, the individual members of the Company’s Board of Directors (collectively, the “Company Board”), Kemper and Merger Sub in the United States District Court for the Southern District of Ohio. The case is captioned Rosenblatt v. Infinity Property and Casualty Corp. et al, No. 1:18-cv-00315-MRB (the “Merger Litigation”). The Merger Litigation alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in connection with the proposed Merger and also alleges that the defendants’ joint proxy statement/prospectus with respect to the Merger, which was contained in a registration statement on Form S-4 filed on a preliminary basis with the Securities and Exchange Commission (the “SEC”) on April 4, 2018, subsequently amended through an amendment thereto filed with the SEC on April 24, 2018 and filed on a definitive basis with the SEC and declared effective by the SEC on April 27, 2018 (the “Proxy Statement”), contains certain material omissions and false and misleading statements. On May 14, 2018, Mr. Rosenblatt’s counsel sent a letter to counsel for the defendants demanding that defendants provide corrective disclosures of certain information which the Merger Litigation alleges must be included in the Proxy Statement. The Merger Litigation is seeking to enjoin or rescind the transactions contemplated by the Merger Agreement and requests attorneys’ and experts’ fees and damages in an unspecified amount.

The defendants believe these claims are without merit and intend to vigorously defend against these claims. However, in an effort to moot the plaintiff’s unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its shareholders, the defendants have determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. The defendants specifically deny all allegations in the Merger Litigation that any additional disclosure was or is required.

The Company Board continues to unanimously recommend that the Company’s shareholders vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the proposal to approve, on an advisory, non-binding basis, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger and “FOR” the proposal to approve the adjournment of the Company’s special meeting for a period no longer than 20 business days in the aggregate, for the absence of a quorum or to allow reasonable additional time to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement.

These supplemental disclosures will not affect the merger consideration to be paid to shareholders of the Company in connection with the Merger or the timing of the special meeting of the Company’s shareholders scheduled for Friday, June 1, 2018 at 8:00 a.m. local time at 2201 4th Avenue, Birmingham, AL 35203.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The following disclosure replaces the first full paragraph on page 158 of the Proxy Statement:

Deutsche Bank is an internationally recognized investment banking firm experienced in providing advice in connection with mergers and acquisitions and related transactions. Deutsche Bank is an affiliate of Deutsche Bank AG (together with its affiliates, the “DB Group”). One or more members of the DB Group have, from time to time, provided, investment banking, commercial banking (including extension of credit) and other financial services to Kemper or its affiliates for which they have received, and in the future may receive, compensation. Based upon a review of its internal management information systems as of February 9, 2018, the DB Group had received less than €100,000 in fees for such services from Kemper since January 1, 2015. Based on a review of its internal management information systems as of February 9, 2018, the DB group had not received any fees for such services from Infinity since January 1, 2015. The DB Group may also provide investment and commercial banking services to Kemper, Infinity, and their respective affiliates in the future, for which Deutsche Bank would expect the DB Group to receive compensation. In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of Kemper and Infinity and their respective affiliates for their own accounts and for the accounts of their customers. Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

The following disclosure replaces the first full paragraph on page 161 of the Proxy Statement:

Deutsche Bank performed a dividend discount analysis pursuant to which the value of Infinity common stock was estimated by adding (1) the estimated net present value of Infinity’s future stream of dividend payments to Infinity shareholders for the years 2018 through 2020 plus (2) the estimated net present value of the terminal value of Infinity at the end of 2020 based upon certain operating and financial assumptions, forecasts and other information provided to Deutsche Bank by the management of Infinity. For purposes of such analysis, Deutsche Bank utilized discount rates of 10.5% to 12.5% and terminal values based on multiples of 1.60x to 1.80x projected tangible book value at the end of 2020 and 13.0x to 16.0x projected net income for 2021. Deutsche Bank derived the foregoing range of discount rates utilizing the capital asset pricing model, assuming a risk-free rate of 3.0% based on 20-year U.S. government bond yields as of February 9, 2018 and based on certain financial metrics, including betas and size premium, for Infinity and the Infinity selected companies. For purposes of its analysis, at the direction of Infinity’s management, Deutsche Bank derived Infinity’s tangible book value by subtracting Infinity’s publicly reported goodwill of approximately $75 million as of the end of the third quarter of fiscal 2017 from Infinity’s estimated ending book value for calendar years 2018, 2019 and 2020, in each case as provided by Infinity management.

The following disclosure replaces the first full paragraph under the heading “Dividend Discount Analysis” on page 162 of the Proxy Statement:

Deutsche Bank performed a dividend discount analysis pursuant to which the value of Kemper common stock was estimated by adding (1) the estimated net present value of Kemper’s future stream of dividend payments to Kemper stockholders for the years 2018 through 2020 plus (2) the estimated net present value of the terminal value of Kemper at the end of 2020 based upon certain operating and financial assumptions, forecasts and other information provided to Deutsche Bank by the management of Infinity. For purposes of such analysis, Deutsche Bank utilized discount rates of 9.5% to 11.5% and terminal values based on multiples of 1.60x to 1.80x projected tangible book value at the end of 2020 and 13.0x to 16.0x projected net income for 2021. Deutsche Bank derived the foregoing range of discount rates utilizing the capital asset pricing model, assuming a risk-free rate of 3.0% based on 20-year U.S. government bond yields as of February 9, 2018 and based on certain financial metrics, including betas and size premium, for Kemper and the Kemper selected companies. For purposes of its analysis, at the direction of Infinity’s management, Deutsche Bank derived Kemper’s tangible book value by subtracting Kemper’s publicly reported goodwill of approximately $323 million as of the end of the third quarter of fiscal 2017 from Kemper’s estimated ending book value for calendar years 2018, 2019 and 2020, in each case as provided by Infinity’s management. In addition, also at the direction of Infinity’s management Deutsche Bank derived Kemper’s estimated 2021 net income by applying a growth rate of 11% (representing the average net income growth rate for the prior two years) to Kemper’s estimated 2020 net income as provided by Infinity’s management.

Additional Information and Where to Find It

This communication relates to the Merger involving the Company, Kemper and Merger Sub. In connection with the Merger, the Company has filed the Proxy Statement with the SEC. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors may obtain a free copy of the Proxy Statement and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, copies of the documents filed with the SEC by Kemper are available free of charge under the “Investors” section of Kemper’s website located at http://www.kemper.com or by contacting Kemper’s Investor Relations Department at 312.661.4930 or investors@kemper.com. Copies of the documents filed with the SEC by the Company are available free of charge under the “Investor Relations” section of Infinity’s website located at http://www.infinityauto.com or by contacting Infinity’s Investor Relations Department at 205.803.8186 or investor.relations@infinityauto.com.

Participants in the Solicitation

The Company and Kemper, and their respective directors and executive officers, certain other members of their respective management and certain of their respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of Kemper is set forth in the Proxy Statement and serves as Kemper’s proxy statement for its 2018 annual meeting of stockholders, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 13, 2018. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 15, 2018, as amended on Form 10-K/A, filed with the SEC on April 23, 2018. Each of the foregoing can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Merger is included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statements Regarding Forward Looking Statements

Certain matters discussed in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the acquisition of the Company by Kemper will be consummated and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the Merger Agreement; the ability and timing to obtain the approval of the Company’s shareholders and to satisfy other closing conditions to the Merger Agreement; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on the Company’s common shares because of the failure to complete the proposed transaction; the Company’s or Kemper’s respective businesses experiencing disruptions from ongoing business operations due to transaction-related uncertainty or other factors making it more difficult than expected to maintain relationships with employees, business partners or governmental entities, both before and following consummation of the transaction; significant transaction costs which have been and may continue to be incurred related to the proposed transaction; and other risks and uncertainties described in the Company’s filings with the SEC. The Company and Kemper caution readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent the Company’s and Kemper’s judgment as of the date of this report, and the Company and Kemper undertake no obligation to update or revise them unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY
CORPORATION

BY:	/s/ Samuel J. Simon
Samuel J. Simon
President and General Counsel

May 22, 2018